                                                                   EXHIBIT 10(9)



                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (the "Amendment") is made as of this __ day of December, 2002 by and among CNA SURETY CORPORATION (the "Borrower"), the Lenders from time to time a party to the Credit Agreement defined below (the "Lenders") and LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the "Agent") and in its individual capacity as a Lender ("LaSalle").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of September 30, 2002 (the "Credit Agreement);

         WHEREAS, contemporaneously herewith, the Aggregate Commitment shall be reduced from $65,000,000 to $60,000,000, and LaSalle shall assign to U.S. Bank National Association ("US Bank") $10,000,000 of the reduced $60,000,000 Aggregate Commitment pursuant to an Assignment and Acceptance of even date herewith in the form of Exhibit A attached hereto (the "Assignment") such that, as of the date hereof, LaSalle shall hold $50,000,000 of the Aggregate Commitment and US Bank shall hold $10,000,000 of the Aggregate Commitment;

         WHEREAS, contemporaneously herewith, upon US Bank accepting the Assignment, the Guaranty of CNA Financial Corporation shall be released and terminated; and

         WHEREAS, as a condition to US Bank agreeing to accept the Assignment and pursuant to Section 2.12 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement as more fully set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION I. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Credit Agreement.

SECTION II. AMENDMENTS TO CREDIT AGREEMENT.

         2.1 The Credit Agreement is hereby amended by deleting the definition "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" in Article I of the Credit Agreement in its entirety and inserting the following in its stead:

         ""CONSOLIDATED FIXED CHARGE COVERAGE RATIO' means, as of any date of determination, the ratio of (a) the Borrower's EBITDA for the period of four fiscal quarters ending on such date, to (b) the sum of (i) Consolidated Interest Expense for such period, plus (ii) required payments of principal of Consolidated Indebtedness made during such period, plus (iii) the sum of all amounts paid by the Borrower and its Subsidiaries under any Operating Lease during such period."

         2.2 The Credit Agreement is hereby amended by deleting the definition of "FLOATING RATE INTEREST PERIOD" in Article I of the Credit Agreement in its entirety.

         2.3 The Credit Agreement is hereby amended by deleting the definition of "INTEREST PERIOD" in Article I of the Credit Agreement in its entirety and inserting the following in its stead:

         ""INTEREST PERIOD" means a LIBOR Interest Period, or, with respect to any Floating Rate Loan, the period of one or more days during which such Loan is outstanding as a Floating Rate Loan."

         2.4 The Credit Agreement is hereby amended by deleting the definition of "LOAN" in Article I of the Credit Agreement in its entirety and inserting the following in its stead:

         ""LOAN" means, with respect to a Lender, the portion of all Revolving Loans and Term Loans made by such Lender."

         2.5 The Credit Agreement is hereby amended by deleting the definition of "PRO-RATA SHARE" in Article I of the Credit Agreement in its entirety and inserting the following in its stead:

         ""PRO-RATA SHARE" means, when used with respect to a Lender, and any described aggregate or total amount, an amount equal to such Lender's proportionate share or portion based on its percentage of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, its percentage of the aggregate principal amount of outstanding Advances."

         2.6 The Credit Agreement is hereby amended by deleting the definition of "RATABLE LOAN" in Article I of the Credit Agreement in its entirety.

         2.7 The Credit Agreement is hereby amended by deleting the definition of "REQUIRED LENDERS" in Article I of the Credit Agreement in its entirety and inserting the following in its stead:

         ""REQUIRED LENDERS" means, (a) during all times when the Lenders are comprised of two (2) or fewer financial institutions, those Lenders in the aggregate having at least one hundred percent (100%) of the Aggregate Commitment; provided, that for purposes of this clause (a) LaSalle Bank National Association and all Lenders which are Affiliates of LaSalle Bank National Association shall be deemed a single Lender, and (b) during all times when the Lenders are comprised of three (3) or more financial institutions, those Lenders in the aggregate having at least 66-2/3% of the Aggregate Commitment."

         2.8 The definition of "REVOLVING CREDIT COMMITMENT" in Article I of the Credit Agreement is hereby deleted in its entirety and amended by inserting the following in its stead:

         ""REVOLVING CREDIT COMMITMENT" means Thirty Million and 00/100 Dollars ($30,000,000), as increased from time to time pursuant to Section 2.1.4 hereof."

         2.9 The Credit Agreement is hereby amended by deleting the definition of "REVOLVING LOAN TERMINATION DATE" in Article I of the Credit Agreement in its entirety and inserting the following in its stead:

         ""REVOLVING LOAN TERMINATION DATE: means, in the case of all Revolving Loans, (a) September 30, 2003, unless extended by one or more Lenders pursuant to any extension pursuant to Section 2.1.5, and, if so extended on the last day of the additional period for which extended or (b) such earlier date on which the obligations of the Lenders to make Revolving Loans hereunder are terminated pursuant to the terms of the Agreement."

         2.10 The Credit Agreement is hereby amended by deleting the definition "TERM LOAN" and "TERM LOANS" in Article I of the Credit Agreement in their entirety and inserting the following in their stead:

         ""TERM LOAN" or "TERM LOANS" means any Loans in the form of LIBOR Loans or Floating Rate Loans made by the Lenders to the Borrower pursuant to
Section 2.2."

         2.11 The Credit Agreement is hereby amended by deleting Section 2.1.4 in its entirety and inserting the following in its stead:

         ""2.1.4 INCREASE IN REVOLVING CREDIT COMMITMENT. So long as no Default or Unmatured Default has occurred and is continuing, the Revolving Credit Commitment shall be automatically increased in an amount equal to the scheduled principal payments made with respect to the Term Loan pursuant to Section 2.2.2, and the amount of each Lender's Pro-Rata Share of such increase in the Revolving Credit Commitment shall likewise be ratably increased. Upon any such increase in the Revolving Credit Commitment, the Borrower shall promptly execute and deliver to the Lenders replacement notes evidencing such increase. Notwithstanding the foregoing, in no event may the aggregate principal amount of all outstanding Loans at any time exceed the Aggregate Commitment."

         2.12 The Credit Agreement is hereby amended by deleting Section 2.1.5 in its entirety and inserting the following in its stead:

         ""2.1.5 EXTENSION OF REVOLVING LOAN TERMINATION DATE. The Revolving Loan Termination Date as to each Lender's obligation to make Revolving Loans may be extended upon the prior consent of such Lender for up to two (2) additional periods of not more than 364 days each, but, in any event, not later than September 26, 2005. At least forty (40) Business Days but not less than sixty
(60) Business Days prior to the Revolving Loan Termination Date then in effect, the Borrower may deliver to the Administrative Agent a written request for the extension of the Revolving Loan Termination Date for an additional period specifying the effective date of such extension and the length of such extension not to exceed 364 days. The effective date of such extension shall be on or prior to the Revolving Loan Termination Date then in effect, and, in any event not earlier than thirty (30) days prior to such Revolving Loan Termination Date. Each Lender which consents to such extension shall indicate its agreement to the requested extension on or before the extension date; however, any Lender may refuse to consent to any such extension or may revoke its agreement to any such extension prior to the effective date of such extension."

         2.13 The Credit Agreement is hereby amended by deleting Section 2.2.1 and Section 2.2.2 in their entirety and inserting the following in their stead:

        ""2.2.1 TERM LOAN COMMITMENT. The Lenders hereby agree to make Term Loans to the Borrower on the Closing Date in the amount of such Lender's Pro-Rata Share of the Term Loan Commitment. The Term Loans shall mature on the Term Loan Termination Date. Scheduled payments of principal on the Term Loans shall be payable as set forth in Section 2.2.2. The commitments of the Lenders to make the Term Loans shall expire concurrently with the making of the Term Loans on the Closing Date.


           2.2.2 SCHEDULED TERM LOAN PRINCIPAL PAYMENTS. . The Borrower shall make the following scheduled payments of principal under the Term Loans on the following dates:

                           Date                        Principal Payment
                  ----------------------               -----------------

                  June 30, 2003                             $5,000,000
                  September 30, 2003                        $5,000,000
                  March 31, 2004                            $5,000,000
                  September 30, 2004                        $5,000,000
                  March 31, 2005                            $5,000,000
                  September 30, 2005                        $5,000,000"

         2.14 The Credit Agreement is hereby amended by deleting the words "Revolving Loans" from the tenth line of Section 2.3.3 and inserting "Revolving Loan" in their stead.

         2.15 The Credit Agreement is hereby amended by deleting the words "or Term Loan Commitment reduction notice" in their entirety from the third line of
Section 2.16.

         2.16 The Credit Agreement is hereby amended by deleting all references to "2.17" in Section 2.19 and inserting "2.19" in their stead.

         2.17 The Credit Agreement is hereby amended by deleting the reference to "2.17(a)" in the third to last sentence of Section 3.1 and inserting "2.19(a)" in its stead.

         2.18 The Credit Agreement is hereby amended by deleting Section 6.13(c) of the Credit Agreement in its entirety and inserting the following in its stead:

         "(c) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary in an aggregate amount not to exceed $10,000,000 without the prior written consent of the Lenders."

         2.19 The Credit Agreement is hereby amended by deleting Section 6.18 in its entirety and inserting the following in its stead:

         "6.18 DIVIDENDS. The Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions on its capital stock (other than dividends payable in its own capital stock) or redeem, repurchase or otherwise acquire or retire any of its capital stock at any time outstanding, except that, so long as no Default or Unmatured Default has occurred and is continuing (i) the Borrower may declare or pay any dividends or make any distributions on its capital stock in the ordinary course of business in any fiscal year in an aggregate amount not to exceed 50% of the Borrower's net income in such fiscal year, (ii) in addition to the foregoing dividends or distributions permitted under (i), the Borrower may declare or pay dividends or make any distributions on its capital stock in an aggregate amount not to exceed $10,000,000 in any fiscal year, (iii) any Subsidiary may declare or pay any dividends or make any distributions on its capital stock to any Wholly-Owned Subsidiary of the Borrower or to the Borrower, and (iv) the Borrower may repurchase its outstanding stock, provided that any such repurchases after the date hereof shall not exceed $10,000,000 in the aggregate in any fiscal year."

         2.20 The Credit Agreement is hereby amended by deleting Section 8.2(b) in its entirety and inserting the following in its stead:

         "(b) reduce the percentage or the number of Lenders, as applicable, specified in the definition of Required Lenders;"

         2.21 The Credit Agreement is hereby amended by deleting Section 13.1 in its entirety and inserting the following in its stead:

         "13.1 GIVING NOTICE. Except as otherwise permitted by Section 2.12 with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing, by facsimile, first class U.S. mail or overnight courier and addressed or delivered to such party at (i) in the case of the Borrower or the Administrative Agent, its address set forth below its signature hereto or (ii) in the case of a Lender, at the address set forth in its Administrative Questionnaire, or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed (properly addressed with postage prepaid), shall be deemed given three (3) Business Days after deposit in the U.S. mail; any notice, if transmitted by telecopy, shall be deemed given when transmitted; and any notice if personally delivered or given by courier shall be deemed given when received by the addressee."

SECTION III. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

         3.1 The Lenders shall have received a copy of this Amendment duly executed by the Borrower.

         3.2 The Lenders shall have received a duly executed Assignment in the form of Exhibit A attached hereto, and LaSalle shall have received payment of the $3,500 fee in connection therewith.

         3.3 Each Lender shall have received a duly executed Revolving Note and Term Note substantially in the form of Exhibit B and Exhibit C attached hereto.

         3.3 The Agent shall have received such other documents, certificates and assurances as it shall reasonably request, all of which shall have been delivered on or prior to the date hereof.

         Upon receipt of the foregoing, the Agent shall execute and deliver to Borrower that certain Termination and Release of Guaranty substantially in the form of Exhibit D attached hereto.

SECTION IV. REAFFIRMATION OF THE BORROWER. The Borrower hereby represents and warrants to the Lenders that (i) the warranties set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such warranties relate to a specific date, or (b) changes thereto are a result of transactions for which the Lenders have granted their consent; (ii) the Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) upon execution hereof no Default or Unmatured Default has occurred and is continuing or has not previously been waived in writing by the Lenders.

SECTION V. FEES AND EXPENSES. The Borrower shall pay, upon demand, all reasonable attorneys' fees and out-of-pocket costs of the Agent in connection with this Amendment and the agreements, documents and other items contemplated hereunder.

SECTION VI. FULL FORCE AND EFFECT. Except as herein amended or cancelled, the Credit Agreement and all other Loan Documents shall remain in full force and effect.

SECTION VII. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                            CNA SURETY CORPORATION


                            By:      _________________________________
                            Name:    _________________________________
                            Title:   _________________________________




                            LASALLE BANK NATIONAL ASSOCIATION, in its capacity as Agent and as a Lender


                            By:      _________________________________
                            Name:    _________________________________
                            Title:   _________________________________


                            U.S. BANK NATIONAL ASSOCIATION, as a Lender


                            By:      _________________________________
                            Name:    _________________________________
                            Title:   _________________________________

                                    EXHIBIT A

                            ASSIGNMENT AND ACCEPTANCE


         Reference is made to the Credit Agreement, dated as of September 30, 2002 (as amended and in effect on the date hereof, the "Credit Agreement"), among CNA Surety Corporation, the Lenders named therein and LaSalle Bank National Association, as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings.
         The Assignor named on the reverse hereof hereby sells and assigns, without recourse, to the Assignee named on the reverse hereof, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth on the reverse hereof, the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth on the reverse hereof in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.
         This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is not organized under the laws of the United States of America, any documentation required to be delivered by the Assignee pursuant to Section 2.19(b) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The Borrower shall pay the fee payable to the Administrative Agent pursuant to Section 12.3.1 of the Credit Agreement.
         This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Illinois.

Date of Assignment:                         December ___, 2002

Legal Name of Assignor:                     LaSalle Bank National Association

Legal Name of Assignee:                     U.S. Bank National Association

Assignee's Address for Borrowings,
Conversions and Continuations:              U.S Bank National Association
                                            Mail Code OS-WI-CCL
                                                          400 City Center
                                            Oshkosh, Wisconsin  54901
                                                          Attn: Complex Credit
                                                                Team Lead
                                                          Phone: 920-237-7604
                                                          Fax: 920-237-7993

Assignee's Address for all other Notices:   U.S. Bank National Association
                                                          Mail Code MK-WI-TGCB
                                                          777 East Wisconsin
                                                          Avenue
                                                          Milwaukee, Wisconsin
                                                          53202
                                                          Attn: Brett Justman
                                                          Phone: 414-765-5027
                                                          Fax: 414-765-4632

Effective Date of Assignment
("Assignment Date")                         December ____, 2002



                                                                                             PERCENTAGE ASSIGNED
                   FACILITY                           PRINCIPAL AMOUNT ASSIGNED             (as percentage of the
                   --------                                                              aggregate Commitments of all
                                                                                            Lenders thereunder)

Commitment Assigned:                                         $10,000,000                         [16.67]%
Loans:
                                                        ---------------------                 ----------------


The terms set forth above and on the reverse side hereof are hereby agreed to:



                                                                LASALLE BANK NATIONAL ASSOCIATION, as Assignor


                                                                By:
                                                                     ----------------------------------------
                                                                     Name:
                                                                     Title:


                                                                U.S. BANK NATIONAL ASSOCIATION, as Assignee


                                                                By:
                                                                    ----------------------------------------
                                                                     Name:
                                                                     Title:

CNA SURETY CORPORATION                                          LASALLE BANK NATIONAL ASSOCIATION, as
                                                                Administrative Agent


                                                                By:
By:                                                                  ----------------------------------------
   ------------------------------------------                        Name:
   Name:                                                             Title:
   Title:


                                    EXHIBIT B

                                 REVOLVING NOTE



$25,000,000                                          Dated: December ____, 2002


         FOR VALUE RECEIVED, CNA SURETY CORPORATION ("Borrower") HEREBY PROMISES TO PAY to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Lender") the principal sum of Twenty-Five Million United States Dollars ($25,000,000) or, if less, the aggregate unpaid principal amount of the Revolving Loans made by the Lender to Borrower pursuant to Section 2.1 of the Credit Agreement (as hereinafter defined), on or before the Revolving Loan Termination Date; together, in each case, with interest on any and all principal amounts remaining unpaid hereunder from time to time. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in accordance with the Credit Agreement to LaSalle Bank National Association, as Administrative Agent (the "Administrative Agent") on behalf of the Lender in immediately available funds. The Revolving Loans made by the Lender to Borrower pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by the Lender and, prior to any transfer thereof, endorsed on Schedule A attached hereto which is part of this Revolving Note or otherwise in accordance with its usual practices; provided, however, that the failure to so record shall not affect Borrower's obligations under this Revolving Note.

         This Revolving Note replaces and restates that certain Revolving Note dated September 30, 2002 from the Borrower in favor of LaSalle Bank National Association, in its capacity as a Lender in the original principal amount of $35,000,000 (the "Prior Note") and is not a repayment or novation of the Prior Note.

         This Revolving Note is a Revolving Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of September 30, 2002 by and among Borrower, the financial institutions signatory thereto (including the Lender), and the Administrative Agent, as amended by that certain First Amendment to Credit Agreement, dated as of December __, 2002 between the Borrower, the financial institutions signatory thereto and Administrative Agent (as amended, modified or supplemented from time to time, collectively, the "Credit Agreement") and the other Loan Documents. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Revolving Note.

         THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.


                             CNA SURETY CORPORATION


                            By:
                               -----------------------------------------------


                            Title:
                                  --------------------------------------------

                                   Schedule A

                              Revolving Credit Note

                            dated September 30, 2002

                             payable to the order of

                        LaSalle Bank National Association

--------------------------------------------------------------------------------

                                             PRINCIPAL PAYMENTS


                          Amount of Principal    Amount of Principal     Unpaid Principal           Notation
Date                           Borrowed                Repaid                 Balance               Made By
----                           --------                ------                 -------               --------



                                 REVOLVING NOTE



$5,000,000                                            Dated: December ____, 2002


         FOR VALUE RECEIVED, CNA SURETY CORPORATION ("Borrower") HEREBY PROMISES TO PAY to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") the principal sum of Five Million United States Dollars ($5,000,000) or, if less, the aggregate unpaid principal amount of the Revolving Loans made by the Lender to Borrower pursuant to Section 2.1 of the Credit Agreement (as hereinafter defined), on or before the Revolving Loan Termination Date; together, in each case, with interest on any and all principal amounts remaining unpaid hereunder from time to time. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in accordance with the Credit Agreement to LaSalle Bank National Association, as Administrative Agent (the "Administrative Agent") on behalf of the Lender in immediately available funds. The Revolving Loans made by the Lender to Borrower pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by the Lender and, prior to any transfer thereof, endorsed on Schedule A attached hereto which is part of this Revolving Note or otherwise in accordance with its usual practices; provided, however, that the failure to so record shall not affect Borrower's obligations under this Revolving Note.

         This Revolving Note is a Revolving Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of September 30, 2002 by and among Borrower, the financial institutions signatory thereto (including the Lender), and the Administrative Agent, as amended by that certain First Amendment to Credit Agreement, dated as of December ___, 2002 between the Borrower, the financial institutions signatory thereto and Administrative Agent (as amended, modified or supplemented from time to time, collectively, the "Credit Agreement") and the other Loan Documents. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Revolving Note.


         THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.


                             CNA SURETY CORPORATION



                             By:
                                ----------------------------------------------


                             Title:
                                   --------------------------------------------

                                   Schedule A

                              Revolving Credit Note

                            dated December ____, 2002

                             payable to the order of

                                    [US BANK]


--------------------------------------------------------------------------------

                                             PRINCIPAL PAYMENTS


                          Amount of Principal    Amount of Principal     Unpaid Principal           Notation
Date                           Borrowed                Repaid                 Balance               Made By
----                           --------                ------                 -------               --------



                                    EXHIBIT C

                                    TERM NOTE



$25,000,000                                            Dated: December ___, 2002


         FOR VALUE RECEIVED, CNA SURETY CORPORATION ("Borrower") HEREBY PROMISES TO PAY to the order of LASALLE BANK NATIONAL ASSOCIATION (the "Lender") the principal sum of Twenty-Five Million United States Dollars ($25,000,000), on or before the Term Loan Termination Date; together with interest on any and all principal amounts remaining unpaid hereunder from time to time. Principal payments shall be made as set forth in Section 2.2.2 of the Credit Agreement (as hereinafter defined), and interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in accordance with the Credit Agreement to LaSalle Bank National Association, as Administrative Agent (the "Administrative Agent") on behalf of the Lender in immediately available funds.

         This Term Note is a Term Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of September 30, 2002 by and among Borrower, the financial institutions signatory thereto (including the Lender), and the Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and the other Loan Documents. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Term Note.

         THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.


                             CNA SURETY CORPORATION


                            By:
                               ------------------------------------------------


                            Title:
                                  ---------------------------------------------





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




                                    TERM NOTE



$5,000,000                                             Dated: December ___, 2002


         FOR VALUE RECEIVED, CNA SURETY CORPORATION ("Borrower") HEREBY PROMISES TO PAY to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") the principal sum of Five Million United States Dollars ($5,000,000), on or before the Term Loan Termination Date; together with interest on any and all principal amounts remaining unpaid hereunder from time to time. Principal payments shall be made as set forth in Section 2.2.2 of the Credit Agreement (as hereinafter defined), and interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in accordance with the Credit Agreement to LaSalle Bank National Association, as Administrative Agent (the "Administrative Agent") on behalf of the Lender in immediately available funds.

         This Term Note is a Term Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of September 30, 2002 by and among Borrower, the financial institutions signatory thereto (including the Lender), and the Administrative Agent, as amended by that certain First Amendment to Credit Agreement, dated as of December ___, 2002 between the Borrower, the financial institutions signatory thereto and Administrative Agent (as amended, modified or supplemented from time to time, collectively, the "Credit Agreement") and the other Loan Documents. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. .

         Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Term Note.




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





         THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.


                             CNA SURETY CORPORATION


                             By:
                                -----------------------------------------------


                             Title:
                                   --------------------------------------------


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




                                    EXHIBIT D



                        TERMINATION AND RELEASE AGREEMENT


         This Termination and Release Agreement, dated as of __________, ______, 2002 ("AGREEMENT"), is by the Lenders from time to time a party to the Credit Agreement defined below (the "LENDERS") and LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent in favor of CNA FINANCIAL CORPORATION (`GUARANTOR").


         RECITALS

Guarantor executed and delivered that certain Guaranty dated September 30, 2002 in favor of Lenders (the "GUARANTY") covering all Liabilities (as such term is defined in the Guaranty) of CNA Surety Corporation ("BORROWER") to the Lenders under that certain Credit Agreement dated September 30, 2002 between Borrower, the Lenders named therein and Administrative Agent.

Guarantor has requested that Lenders release Guarantor from the Guaranty.

         TERMINATION

Lenders hereby release Guarantor from its obligations with respect to Borrower under the Guaranty and further agree that the Guaranty is terminated effective immediately.


                      LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender


                      By:
                         ---------------------------------------------------
                      Name:
                           -------------------------------------------------
                      Title:
                            ------------------------------------------------




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